CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               December 6, 2000
Date of Report ........................................................
                       (Date of earliest event reported)

                         CARCO Auto Loan Master Trust

                   DaimlerChrysler Wholesale Receivables LLC
 ........................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware                333-38873 and 33-55795          None
 ...............................................................................
(State or other jurisdiction           (Commission)         (IRS Employer
  of incorporation)                      File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)

                                                     (248) 512-3990
Registrant's telephone number, including area code....................

This filing relates to Registration Statement No. 333-50780.


Item 5.  Other Events.
         ------------


     In connection with the proposed offering of CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed Certificates, Series 2000-C, attached as
Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statements of businesses acquired:

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                  Exhibit 99


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        DAIMLERCHRYSLER WHOLESALE RECEIVABLES L.L.C.
                        By Chrysler Financial Receivables Corporation, a member



                                               By:  /s/ B.C. Babbish
                                                  -----------------------------
                                                        B.C. Babbish
                                                        Assistant Secretary



                       CARCO AUTO LOAN MASTER TRUST, By
                       DaimlerChrysler Wholesale
                       Receivables LLC, as depositor, on
                       behalf of the trust, by Chrysler
                       Financial Receivables Corporation,
                       a member



                                               By:  /s/ B.C. Babbish
                                                  -----------------------------
                                                        B.C. Babbish
                                                        Assistant Secretary



Date:  December 7, 2000



                                 EXHIBIT INDEX

Exhibit
  No.             Description of Exhibit

  99              Material prepared by Chrysler Financial Company L.L.C.
                  in connection with CARCO Auto Loan Master Trust Floating Rate Auto Loan Asset Backed Certificates, Series 2000-C pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission
                  (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.